                                                                                                   EXHIBIT 99.1

                                              AGREEMENT REGARDING
                                       PURCHASE AND SALE OF CLASS C UNITS
                                            (Installment Sale Units)

         This Agreement Regarding Purchase and Sale of Class C Units (this "Agreement") is made and entered into effective as of September 30, 2005, by and between Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix"), Kayne Anderson Rudnick Investment Management, LLC, a California limited liability company (the "Company"), and each of the individuals listed on the signature pages hereto (each a "Seller," and collectively the "Sellers").

                                                    RECITALS

         A.  WHEREAS, the Company is organized and conducts its business and affairs under that certain Amended and Restated Operating Agreement of Kayne Anderson Rudnick Investment Management, LLC, dated effective as of
January 29, 2002, as amended by that certain Amendment No. 1 to Operating Agreement dated as of January 1, 2003
(as so amended, but excluding any future amendment or restatement thereof, the "Current Operating Agreement").
Initially capitalized terms not otherwise defined herein shall have the meaning given to such terms in the
Current Operating Agreement.

         B.  WHEREAS, Phoenix, the Company and certain Members of the Company entered into that certain
Acquisition Agreement dated as of November 12, 2001, and that certain Amendment to Acquisition Agreement dated as of January 29, 2002 (as so amended, the "Acquisition Agreement").

         C.  WHEREAS, each Seller is a Member of the Company and the owner of Class C Units of the Company which are subject to Phoenix's right to purchase such Class C Units pursuant to Section 2.7 of the Acquisition
Agreement.

         D.  WHEREAS, Phoenix is a member of the Company and the owner of all Class E Units of the Company.

         E.  WHEREAS, notwithstanding certain existing future purchase and sale obligations among the parties hereto pursuant to the Acquisition Agreement and the Put/Call Agreements, Phoenix desires to purchase and the
Sellers desire to sell all of their Class C Units (the "Installment Sale Units") effective as of September 30,
2005.

         F.  WHEREAS, concurrently herewith, Phoenix is entering into additional letter agreements with other owners of outstanding Class C Units pursuant to which such holders are agreeing to sell to Phoenix, and Phoenix is agreeing to purchase, all of the Class C Units held by such owners (the sale of such additional Class C
Units, together with the Installment Sale Unit Purchase (as defined below), the "Second-Stage Sale").

         G.  WHEREAS, the parties hereto desire to consummate the Second-Stage Sale as of September 30, 2005, and from and after such consummation, Phoenix will be the owner of the Installment Sale Units for all purposes
(including without limitation for all purposes under the Current Operating Agreement).

C50452-00004

         1.  Purchase of Class C Units. Effective as of September 30, 2005 (the "Closing Date"), Phoenix hereby purchases the number of Class C Units set opposite each Seller's name under the column heading "Aggregate
Number of Class C Units" on Exhibit A hereto, and each Seller hereby sells, assigns, transfers and delivers such Class C Units to Phoenix (the "Installment Sale Unit Purchase"), free and clear of all liens, restrictions and encumbrances (other than those imposed pursuant to the terms of the Current Operating Agreement or for the benefit of Phoenix and/or the Company), as further evidenced by each Seller's execution and delivery of an
Assignment of Class C Units in the form attached hereto as Exhibit B.

         2.  Purchase Price.

             (a)   In full consideration of the Installment Sale Unit Purchase from each Seller, Phoenix hereby agrees to pay each Seller the aggregate principal amount set forth opposite his or her name under the column heading "Purchase Price" on Exhibit A hereto (such principal amounts, collectively, the "Purchase Price"), which Purchase Price shall be paid by Phoenix in two installments as follows:

                   (i)   the first installment of each Seller's respective share of the Purchase Price (as set forth opposite such Seller's name under the column heading "First Installment" on Exhibit A hereto (the "First
Installment")) shall be wired in accordance with the wire instructions set forth opposite such Seller's name under the column heading "Account/Wiring Instructions" on Exhibit A hereto (the "Account"), in immediately available funds, on January 3, 2006; and

                   (ii)  the remaining installment of each Seller's respective share of the Purchase Price (as set forth opposite such Seller's name under the column heading "Second Installment" on Exhibit A hereto, the
"Second Installment")), plus accrued interest on the average daily principal amount of the Purchase Price from time to time outstanding (calculated from and including October 1, 2005 through and including the date on which all of the remaining principal amount of the Purchase Price is paid) at the rate of 4.75% per annum (compounded annually), shall be wired to his or her Account in immediately available funds on January 2, 2007.

             (b)   From and after the consummation of the Installment Sale Unit Purchase on the Closing Date,
Phoenix's obligation to pay the Purchase Price and accrued interest thereon shall be unconditional.

             (c)   Each of Sellers Robert A. Schwarzkopf, Sandi Gleason and Richard Sherry (each a "Promissory
Note Seller") purchased a portion of their Class C Units from Phoenix with delivery of a promissory note in favor of Phoenix dated as of January 1, 2003 (each, an "Existing Promissory Note"). In connection with the sale of Installment Sale Units contemplated by this Agreement, the First Installment of the Purchase Price payable to said Promissory Note Sellers as listed on Exhibit A in each case shall be reduced by the sum of the outstanding principal amount under the applicable Existing Promissory Note plus the unpaid interest accrued thereunder with respect to the period from January 1, 2005 through January 3, 2006 (plus any previously-accrued and unpaid interest with respect to earlier periods), to determine the net amount of the aggregate payment that will be payable to the applicable

                                                       2

Promissory Note Seller following the Closing Date. For all purposes, including without limitation all income tax purposes, each Promissory Note Seller and Phoenix agree to treat such reduction of the Purchase Price by the amount of such accrued interest in the same manner as if such reduction had not been made and the
Promissory Note Seller had made a payment of the accrued interest to Phoenix simultaneously with his or her receipt of an amount equal to the applicable Purchase Price less the principal amount of the applicable
Existing Promissory Note. Simultaneous with the consummation of the Second-Stage Sale, Phoenix agrees to cancel such Existing Promissory Notes and return them to their respective makers.

         3.  Prior Agreements Relating to the Class C Units.

             The parties to this Agreement hereby acknowledge and agree that the Installment Sale Unit Purchase is being made in lieu of any right or obligation of Phoenix and the Sellers following the date of this
Agreement to purchase and sell (respectively) any of the Installment Sale Units pursuant to Section 2.7 of the
Acquisition Agreement, or pursuant to the Put/Call Agreements entered into from time to time.

             As of the time immediately prior to (and subject to the consummation of) the Installment Sale Unit
Purchase, (a) all Put/Call Agreements are hereby terminated and shall thereafter no longer have any force and effect, and (b) Section 2.7 of the Acquisition Agreement is hereby waived with respect to the Installment Sale
Units (but for the avoidance of doubt, the Acquisition Agreement shall otherwise remain in full force and effect in accordance with its terms). The Installment Sale Unit Purchase shall be deemed to occur pursuant to
Section 8.01(a) of the Current Operating Agreement, and as of the time immediately following the Installment
Sale Unit Purchase, the Sellers shall be deemed automatically to have voluntarily withdrawn as Members of the
Company pursuant to Section 9.01 of the Current Operating Agreement (and the Company and Phoenix each hereby consent to such withdrawal). The Sellers shall remain entitled to receive all Company distributions made in respect of the Installment Sale Units to the extent constituting income of the Company for the period ending on
(and including) the Closing Date, as provided in the Current Operating Agreement. For all times and periods prior to the Closing Date, the terms of the Current Operating Agreement, including the defined terms therein as incorporated into this Agreement, shall control notwithstanding any future amendment to or restatement of such terms as may be effected as contemplated in clause (c) of Paragraph 4 hereof (it being agreed that the rights and obligations of the Company, Phoenix and the Sellers pertaining to such periods prior to the Closing Date will be governed by the terms of the Current Operating Agreement).

         4.  Consent to Sale and Transfer of Class C Units.  The Sellers hereby approve of and give written consent to (including, without limitation, in their respective capacity as a Member of the Company and, if such
Seller is a member of such committee, in their respective capacity as a member of the Management Committee, in each such case for all purposes under the Current Operating Agreement) (a) the sale to Phoenix pursuant to the
Second-Stage Sale of all outstanding Class C Units (including without limitation the Installment Sale Units)
not currently held by Phoenix, and (in the case of Management Committee members) the form of press release attached as Schedule 9 hereto, (b) such amendments to the Company's employment agreements and noncompetition/nonsolicitation agreements with Management Members (including without limitation those agreements to which any of the Sellers are a party) (collectively, the "Individual

                                                       3

Amendments") as are agreed to in connection with the Second-Stage Sale between Phoenix and such respective
Management Members who are parties thereto (provided that no such amendments shall take effect prior to consummation of the Second-Stage Sale on the Closing Date, and such amendments shall be subject to such consummation), and (c) subject to the final sentence of Paragraph 3 hereof and the continued use of certain defined terms in other agreements as described in Paragraph 5 hereof, following consummation of the
Second-Stage Sale, the amendment and restatement of the Current Operating Agreement by Phoenix in such form as
Phoenix may determine in its sole discretion (and without the consent of any other person or entity to such amendment and restatement), and the Sellers acknowledge and agree that such approval and consent set forth in this sentence, together with the consent of other Members and Management Committee members entering into letter agreements with Phoenix and the Company in connection with the Second-Stage Sale, shall constitute Special
Membership Approval and Management Committee approval of all of the matters contemplated by this Agreement and the other letter agreements referenced herein (including without limitation for purposes of Section 4.04 and
Section 8.01(a) of the Current Operating Agreement). The Sellers hereby acknowledge and agree that, from and after consummation of the Second-Stage Sale on the Closing Date, Phoenix and the Company shall be under no obligation to reissue the Installment Sale Units (or any other membership or other ownership interests in the
Company) pursuant to Section 9.10 of the Current Operating Agreement or otherwise.

         5.  Non-Competition/Non-Solicitation and Confidential Information.

             (a)   For purposes of those certain Non-Competition/Non-Solicitation Agreements, dated as of
January 29, 2002, by and between each of the Sellers and Phoenix (each, a "Non-Competition Agreement"), (i)
each Seller hereby agrees with Phoenix that all references, if any, made to the "Operating Agreement" in the
Noncompetition Agreement to which such Seller is a party shall be deemed to be references to the Current
Operating Agreement and (ii) each Seller that is a party to an Amended and Restated Employment Agreement with the Company, dated as of September 30, 2005 (each, an "Amended and Restated Employment Agreement") hereby agrees with Phoenix that (A) all references made in the Non-Competition Agreement to which such Seller is a party to such Seller's "Employment Agreement" shall be deemed to be references to the Amended and Restated
Employment Agreement to which such Seller is a party and (B) the definition of the term "Competitive Activity"
in the Non-Competition Agreement to which such Seller is a party is hereby amended to have the meaning set forth in such Seller's Amended and Restated Employment Agreement.

             (b)   Each Seller who is not a party to an Amended and Restated Employment Agreement hereby agrees that, while such Seller is employed by the Company or at any time after termination of his or her employment with the Company, (i) such Seller shall not use Confidential Information (as such term is defined in the
Current Operating Agreement), for any purpose whatsoever other than the pursuit of the Company's business (on its behalf while such Seller is employed by the Company) and in the performance of services for the Company, and (ii) such Seller shall not disclose any Confidential Information to any third party without the prior written consent of Phoenix, such consent to be given or withheld by Phoenix in the exercise of Phoenix's absolute discretion, and (iii) such Seller will take all reasonable steps to prevent unauthorized disclosure of
Confidential Information to third parties, intentionally or negligently, by such Seller or persons acting pursuant to his or her directions.

                                                       4

         6.  Representations and Warranties; Further Assurances.

             (a)   Each Seller, severally and not jointly, hereby represents and warrants to Phoenix that, as of immediately prior to the consummation of the Installment Sale Unit Purchase on the Closing Date: (i) the
Installment Sale Units are the only membership or other ownership interests in the Company owned by such Seller or any of his or her family members or Affiliates, and such Seller has full power, good right and lawful authority to dispose of the Installment Sale Units in the manner set forth herein, (ii) other than this
Agreement, the Current Operating Agreement, the Acquisition Agreement, the applicable Security Agreement (as defined below) and the applicable Control Agreement (as defined below) expressly referenced herein as well as any Non-Competition/Non-Solicitation and Employment Agreement with the Company and/or Phoenix to which such
Seller may be a party, and other than as set forth in Schedule 6(a) attached hereto, there are no written agreements (A) for services to or from the Company (or any subsidiary thereof) (other than any investment management agreement entered into in the ordinary course of business that is not individually material), or (B)
with respect to the Class C Units, in either such case (A) or (B) between such Seller, his or her family members or any of his or her respective Affiliates (other than the Company), on the one hand, and the Company
(or any subsidiary thereof), on the other hand, (iii) other than as set forth in Schedule 6(a) attached hereto, such Seller does not serve as an officer, director, shareholder, trustee, of or with respect to any client of the Company, and (iv) to such Seller's knowledge the total assets under management by the Company (and any subsidiaries thereof) pursuant to investment management agreements between any Seller, his or her family members or any of his or her respective Affiliates (other than the Company), on the one hand, and the Company
(or any subsidiary thereof), on the other hand, do not in the aggregate exceed $171 million.

             (b)   Each of Phoenix and the Company, severally and not jointly, hereby represents and warrants to the other parties hereto, and each of the Sellers, severally and not jointly, hereby represents to Phoenix and the Company, in each such case that (i) he, she or it (as applicable) has the legal right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his, her or its (as applicable) obligations hereunder; and (ii) this Agreement has been duly executed and delivered by him, her or it (as applicable) and is a legal, valid and binding obligation of such party enforceable against him, her or it (as applicable) in accordance with its terms, except as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

             (c)   The parties hereto agree to execute and deliver to the other parties such other and further agreements, covenants, documents or instruments of conveyance, assignment and transfer, and to do such other things and to take such actions, in each case supplemental or confirmatory in nature as may be reasonably necessary in connection with the matters contemplated by this Agreement.

         7.  Release of Security Interests by Phoenix and the Company.  Phoenix, the Company and each Seller are parties to a Security Agreement dated as of January 29, 2002 and/or a Security Agreement dated as of August
1, 2003 (each, a "Security Agreement"), and a Control Agreement dated as of January 29, 2002 and/or a Control
Agreement dated as of August 1, 2003 (each, a "Control Agreement") whereby each such Seller granted Phoenix and

                                                       5

the Company a security interest in the proceeds from the Class C Units owned by the Sellers. Phoenix and the
Company hereby agree that upon consummation of the Second-Stage Sale, the Installment Sale Units sold pursuant to this Agreement are being sold in final performance of the Secured Obligations (as such term is defined in the applicable Security Agreements) and that the Installment Sale Units and/or proceeds therefrom are released as collateral under the applicable Security Agreements, Control Agreements and UCC-1 financing statements relating thereto. Upon consummation of the Second-Stage Sale, all such Security Agreements, Control Agreements and UCC-1 financing statements shall be terminated, cancelled and of no further force and effect and Phoenix.

         8.  Phoenix Promissory Notes. As evidence of Phoenix's obligations to pay the Purchase Price to each of the Sellers for the Installment Sale Units, Phoenix agrees to deliver a promissory note to each Seller (in the form attached hereto as Exhibit C) (each, a "Phoenix Promissory Note").

         9.  Public Announcement. Phoenix, the Company and each of the Sellers hereby agrees that the initial public announcement regarding the matters contemplated by this Agreement and the Individual Amendments will be made pursuant to a press release substantially in the form as has been as approved by the Management Committee pursuant to Paragraph 4 above and is attached as Schedule 9 hereto (such press release to be publicly released by Phoenix promptly following consummation of the Second-Stage Sale), and each Seller hereby further agrees that (i) neither such Seller nor any of such Seller's agents or Affiliates shall (and such Seller shall cause his or her respective agents and Affiliates not to) make any public statements regarding such matters prior to the release of such press release and (ii) all subsequent statements or other communications to the public or to clients or employees of the Company or its Affiliates by such Seller or any of such Seller's agents or
Affiliates will not be materially inconsistent with such press release.

         10. Certain Agreements. Phoenix (on behalf of the Company), and each of Ric Kayne and Ralph Walters
(on behalf of Kayne Anderson Rudnick Capital Advisors, L.P. ("KACALP"), Kayne Anderson Investment Management,
Inc. ("KAIM") and KA Associates, Inc. ("KAA"), and such natural persons), hereby agree that each of KACALP,
KAIM and KAA shall be bound by the agreements set forth in this Paragraph 10 as follows:

             (a)   Neither the Company nor any of KACALP, KAIM or KAA shall terminate (in whole or in part) the
Shared Services Agreement (as such term is defined on Schedule 6(a) hereto) with respect to any portion of calendar year 2006, and such parties shall during calendar year 2006 consult reasonably with each other as to whether such arrangements should be extended thereafter for future calendar years (provided that, following such consultation, none of such parties shall be obligated to extend such arrangements beyond calendar year
2006 in whole or in part except to the extent such party may agree in its sole discretion, subject, however, to the extent expressly provided in Paragraph 10(b) below); and

             (b)   From and after consummation of the Second-Stage Sale until the Master Lease Expiration Date
(as defined below), for so long as KAIM holds the leasehold interest underlying the Shared Space Arrangement
(as such term is defined on Schedule 6(a) hereto), the Company (and any subsidiaries thereof) shall be entitled to continue utilizing the leasehold office

                                                       6

space of KAIM that is currently utilized by the Company (and any subsidiaries thereof) pursuant to the Shared
Space Arrangement, with such continued utilization by the Company (and any subsidiaries thereof) to be on substantially the same pro rata terms as the current terms amongst the parties to the Shared Space Arrangement
(and notwithstanding the fact that the Shared Services Agreement may otherwise have been terminated in whole or in part with respect to all or a portion of such future period);

                   provided that KAIM, KACALP, KAA and the Company shall consult with each other in advance to the extent that any of their respective business plans would reasonably be expected to include expansion of their use of KAIM's leasehold office space, and, subject to sufficient availability of total space in light of such other parties' reasonable expansion plans, KAIM shall permit each such party (and its respective subsidiaries) to reasonably expand its use of KAIM's leasehold office space in a manner consistent with past practice; and

                   provided, further, that, in the event the Company wishes to cease utilizing all or a material portion of the office space then being utilized by the Company (and any subsidiaries thereof), the
Company shall notify KAIM in writing at least six months prior to such cessation of its use of such office space of KAIM; and

                   provided, further, that KAIM shall not terminate or materially amend its lease for said office space with respect to the lease period through the Master Lease Expiration Date; and

                   provided, further, that the "Master Lease Expiration Date" shall mean the later of (i)
December 31, 2006, or (ii) in the event that KAIM's master lease arrangement with its landlord for said office space is extended (whether under the current lease documentation or new documentation) pursuant to KAIM's option under its existing lease documentation to extend the term thereof to December 31, 2010 (or otherwise), then such later date to which such master lease arrangement is so extended, and KAIM shall use all commercially reasonable efforts to so extend such master lease arrangement to at least December 31, 2010 (including without limitation by exercising its option to extend such lease arrangements) except to the extent that the Company may otherwise agree in writing (such agreement not to be unreasonably withheld).

         11. Survival of Representations and Warranties.  All representations, warranties and agreements in this Agreement shall survive execution and delivery hereof and the sale of the Installment Sale Units as contemplated hereunder.

         12. Counterparts. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally executed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes of this Agreement, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

         13. Entire Agreement. This Agreement once countersigned by the Company and all the Sellers listed on the signature pages hereto, the Exhibits and Schedule attached hereto, and such other letter agreements entered into among Phoenix, the Company and the remaining

                                                       7

holders of outstanding Class C Units (other than Phoenix) to be sold in the Second-Stage Sale, constitute the entire agreement of the parties hereto with respect to the transactions contemplated hereby and supersede any and all prior oral or written agreements pertaining to the subject matter hereof (provided that nothing contained herein shall supercede the terms of any other written agreements expressly referenced herein except to the extent expressly provided in the other provisions of this Agreement).

         14. Arbitration. Any controversy or dispute arising out of or relating to any term or provision of this Agreement shall be resolved in accordance with the arbitration provisions set forth in Section 11.9 of the
Acquisition Agreement which provisions are incorporated into this Agreement by this reference.

         15. Amendments. This Agreement may be amended or modified from time to time only by a written instrument signed by Phoenix, the Company and the Sellers whose rights or obligations are affected by any such amendment.

         16. Governing Law; Costs and Expenses. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of California, without giving effect to principles of conflict of laws.
If any party to this Agreement seeks to enforce his or its rights under this Agreement by legal proceedings, the substantially non-prevailing party/ies shall pay the substantially prevailing party's/ies' costs and expenses, including without limitation reasonable attorneys' fees (including in connection with any appeal).

         17. Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances shall be enforced to the fullest extent permitted by law.

         18. Binding Effect. This Agreement is binding on and inures to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

         19. Interpretation. For purposes of this Agreement, all nouns, pronouns and verbs used in this
Agreement shall be construed as masculine, feminine, neutral, singular or plural, whichever shall be applicable. Titles or captions of sections contained in this Agreement are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

         20. Notices. Any notice required or permitted to be given hereunder or for purposes of changing the
Account for the transmission of funds payable hereunder shall be given in accordance with the notice provisions set forth in Section 14.02 of the Current Operating Agreement which provisions are incorporated into this
Agreement by this reference.

                                            [Signature Pages Follow;
                                  Remainder of Page Intentionally Left Blank]

                                                       8

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                     PHOENIX

                                                     Phoenix Investment Partners, Ltd.

                                                     By:    /s/ Daniel T. Geraci
                                                     Name:  Daniel T. Geraci
                                                     Title: President & CEO

                                                     THE COMPANY

                                                     Kayne Anderson Rudnick
                                                     Investment Management, LLC

                                                     By:    /s/ Ralph Collins Walter
                                                     Name:  Ralph Collins Walter
                                                     Title: Chief Operating Officer

                                                     SELLERS

                                                     /s/ Richard A. Kayne
                                                     Richard A. Kayne

                                                     /s/ Allan M. Rudnick
                                                     Allan M. Rudnick

                                                     /s/ Paul Wayne
                                                     Paul Wayne

                                                     /s/ Robert A. Schwarzkopf
                                                     Robert A. Schwarzkopf

                                                     /s/ Ralph Collins Walter
                                                     Ralph Collins Walter

                                                     /s/ Jeannine Vanian
                                                     Jeannine Vanian

                                                     /s/ Sandi Gleason
                                                     Sandi Gleason

                                                     /s/ Susan B. Frank
                                                     Susan B. Frank

                                                     /s/ Stephen A. Rigali
                                                     Stephen A. Rigali

                                                     /s/ Frank Arentowicz
                                                     Frank Arentowicz

                                                     /s/ Alan Lipman
                                                     Alan Lipman

                                                     /s/ Richard Sherry
                                                     Richard Sherry

                                                     /s/ Frank Lee
                                                     Frank Lee

                                                     /s/ Lea Shalev
                                                     Lea Shalev

                                                     /s/ Sheryl Sadis
                                                     Sheryl Sadis

                                                     /s/ Kevin D. Welsh
                                                     Kevin D. Welsh

                                                   EXHIBIT A

                           Aggregate
                           Number of        Aggregate
                             Class          Purchase      Account/Wiring         First             Second
             Name           C Units           Price       Instructions        Installment       Installment

Richard A. Kayne
Allan M. Rudnick
Paul Wayne
Robert A. Schwarzkopf
Ralph Collins Walter
Jeannine Vanian
Sandi Gleason
Susan B. Frank
Stephen A. Rigali
Frank Arentowicz
Kevin D. Welsh
Alan Lipman
Richard Sherry
Frank Lee
Lea Shalev
Sheryl Sadis

                                                   EXHIBIT B

                                             FORM OF ASSIGNMENT OF
                                                 CLASS C UNITS

         FOR VALUE RECEIVED, ___________, an individual, hereby sells, assigns and transfers unto Phoenix
Investment Partners, Ltd., a Delaware corporation ("Phoenix"), its successors and assigns, pursuant to that certain Agreement Regarding Purchase and Sale of Class C Units, dated as of September 30, 2005 (the "September
2005 Class C Agreement"), by and between the Phoenix, Kayne Anderson Rudnick Investment Management, LLC, a
California limited liability company (the "Company"), and each holder of Class C Units listed on the signature pages thereto, _____ Class C Units standing in the undersigned's name on the books of the Company, and does hereby irrevocably constitute and appoint the Company's authorized Officer to transfer said Class C Units on the books of the Company with full power of substitution in the premises. Unless otherwise defined herein, terms defined in the September 2005 Class C Agreement are used herein as therein defined.

         DATED as of September 30, 2005

                                                     Assignor:

                                                     _______________________________
                                                     Name:

                                                   EXHIBIT C

                                        FORM OF PHOENIX PROMISSORY NOTE

                                                PROMISSORY NOTE

$___,___.00                                                                                  September 30, 2005

1.       FOR VALUE RECEIVED, the undersigned, Phoenix Investment Partners, Ltd. ("Obligor"), hereby promises to pay to the order of ____________ ("Payee"), at the offices of Kayne Anderson Rudnick Investment
         Management, LLC (the "Company") at 1800 Avenue of the Stars, Second Floor, Los Angeles, California
         90067 (or such other place as Payee may direct from time to time), in lawful money of the United
         States and in immediately available funds, the principal amount of ________________________ Dollars
         ($__,___.00) plus interest on said principal amount from the date hereof until payment in full of said principal amount, commencing on (and including) October 1, 2005, computed at the per annum rate of
         4.75% (compounded annually), on or before January 2, 2007, or such earlier date as provided below.

2.       Obligor shall make payments under this Promissory Note as follows:

                  a.       On January 3, 2006, Obligor shall pay ___________ Dollars ($__,___.00) against the principal amount of this Promissory Note; and

                  b.       On January 2, 2007, Obligor shall pay ___________ Dollars ($__,___.00) representing the remaining principal amount of this Promissory Note plus accrued interest on the average daily principal amount from time to time outstanding under this Promissory Note (calculated from and including October 1, 2005 through and including January 2, 2007.

3.       If any amount is not paid in full when due hereunder, such unpaid amount (including unpaid interest to the extent permitted by law) shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate of 6.75%.

4.       All interest payable hereunder shall be computed on the basis of actual days elapsed and a year of 365 days.

5.       This Promissory Note is issued pursuant to the terms of the Agreement Regarding Purchase and Sale of
         Class C Units, dated as of September 30, 2005 between Obligor, the Company, Payee and additional individuals named therein (the "Purchase Agreement"), in payment of the Purchase Price (as defined in the Purchase Agreement) for the Class C Units of the Company sold by Payee to the Obligor pursuant to the Purchase Agreement.

6.       Upon the occurrence of any of the following:

         a.       Obligor shall have failed to pay any of Obligor's obligations under this Promissory Note on the later of (i) the date when due in accordance with the terms of clause 2 of this Promissory Note or (ii)
such later date as is five (5) days following Obligor's receipt of written notice from Payee of Obligor's failure to make such payment on the due date therefore (any such notice to be delivered to the address or transmitted to the facsimile number specified below or such other address or facsimile number as Obligor may specify by written notice to Payee):

                                    Phoenix Investment Partners, Ltd.
                                    56 Prospect Street
                                    Hartford, Connecticut 06115-0480
                                    Attention: General Counsel
                                    Telephone: (860) 403-5000
                                    Facsimile: (860) 403-7600

                  b.       (i) Obligor shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to the
         Obligor, or seeking to adjudicate Obligor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to the Obligor or the Obligor's debts, or (B) commence any case, proceeding, or other action seeking appointment of a receiver, trustee, custodian, or other similar official for Obligor or for all or any substantial part of the Obligor's assets, or (C) make a general assignment for the benefit of the Obligor's creditors; (ii) there shall be commenced against Obligor any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged, or unbonded for a period of sixty (60) days; or (iii) Obligor shall (A) generally not pay its debts as they become due, (B) shall be unable to pay its debts as they become due or (C) shall admit in writing its inability to pay its debts as they become due;

THEN, the holder hereof may declare the outstanding principal balance hereof immediately due and payable and
Obligor shall immediately pay to the holder all such amounts, with interest accrued but unpaid thereon to the date of payment in full at the applicable rate provided herein; provided that, in the case of the events described in clauses 6(b)(i) and 6(b)(ii) above, the acceleration of the maturity hereof shall occur automatically without declaration by the holder hereof.

7.       Obligor, for itself, its successors and assigns, hereby waives diligence, presentment, protest, and demand and notice of protest, demand, dishonor, and nonpayment of this Promissory Note.

8.       Obligor agrees to pay all collection expenses, court costs, and reasonable attorney fees and disbursements (whether or not litigation is commenced) that may be incurred in connection with the collection or enforcement of this Promissory Note.

9.       This Promissory Note shall be governed by and construed in accordance with the laws of the State of
         California, exclusive of its conflict-of-laws principles.

                                                     PHOENIX INVESTMENT PARTNERS, LTD.

                                                     _________________________
                                                     Name:
                                                     Title:

                                                   SCHEDULE 9

                                   [See Exhibit 99.2 to this Form 8-K, which
                                 exhibit is incorporated herein by reference.]